                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        December 26, 2000
                                                        ------------------


                            STAR SERVICES GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        FLORIDA                          000-28779              65-0893224
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission File         (IRS Employer
 of incorporation)                         Number)           Identification No.)



            2075 NORTH POWERLINE ROAD, POMPANO BEACH, FLORIDA, 33069
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code            (954) 974-3800
                                                              --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 26, 2000, Star Services Group, Inc. (the "Company") consummated the acquisition of specified assets of Peerless Big Apple, Inc. ("Big Apple"), Peerless Miami Avenue, Inc. ("Miami Avenue") and Peerless Dade, Inc. ("Dade"). Completion of the transaction was previously disclosed in the Company's Current Report on Form 8-K, filed January 11, 2001. The purpose of this filing is to amend that Current Report on Form 8-K by filing certain financial statements and other financial information required by Regulation S-X and identified in Item 7 below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) The following financial statements of the business acquired, for the periods specified in Rule 3-05(b) of Regulation S-X, are filed herewith:


                                                                        Page No.
                                                                        --------

       PEERLESS BIG APPLE, INC. (INCLUDING ITS
       PREDECESSOR, BIG APPLE DEMOLITION REMOVAL,
       INC.)
       Independent Auditors' Report                                        F-1
       Balance Sheet as of December 31, 1999 and 1998                      F-2
       Statements of operations for the years ended December 31, 1999
          and 1998                                                         F-3
       Statements of stockholders' equity for the years ended
          December 31, 1999 and 1998                                       F-4
       Statements of cash flows for the years ended
          December 31, 1999 and 1998                                       F-5
       Notes to financial statements                                       F-6
       Balance sheet as of September 30, 2000 (unaudited)                  F-9
       Statement of operations for the nine-month period ended
          September 30, 2000 (unaudited)                                   F-10

       PEERLESS DADE, INC.
       Independent Auditors' Report                                        F-11
       Balance sheet as of December 31, 1999                               F-12
       Statements of operations for the initial period November 16,
          1998 to December 31, 1999 and for its Predecessor for the
          period January 1, 1998 to November 15, 1998                      F-13
       Statement of stockholders' deficit for the period from
          inception through December 31, 1999                              F-14

       Statements of cash flows for the initial period November
          16, 1998 to December 31, 1999 and for its Predecessor
          for the period January 1, 1998 to November 15, 1998             F-15
       Notes to financial statements                                      F-16
       Balance sheet as of September 30, 2000 (unaudited)                 F-29
       Statement of operations for the nine-month period ended
          September 30, 2000 (unaudited)                                  F-30

       NEW HORIZON CONSULTANT, INC. DBA
       TROPICAL RECYCLING
       Independent Auditors' Report                                       F-31
       Balance sheets as of December 31, 1999 and 1998                    F-32
       Statements of income for the years ended December 31,
          1999 and 1998                                                   F-33
       Statements of stockholders' equity for the years ended
          December 31, 1999 and 1998                                      F-34
       Statements of cash flows for the years ended December
          31, 1999 and 1998                                               F-35
       Notes to financial statements                                      F-36

       PEERLESS MIAMI AVENUE, INC.
       Independent Auditors' Report                                       F-39
       Balance sheet as of December 31, 1999                              F-40
       Statement of operations for the period July 19, 1999
          (inception) through December 31, 1999                           F-41
       Statement of stockholder's equity for the period July 19,
          1999 (inception) through December 31, 1999                      F-42
       Statement of cash flows for the period July 19, 1999
          (inception) through December 31, 1999                           F-43
       Notes to financial statements                                      F-44

(b) The following pro forma financial information required by Article 11 of Regulation S-X is filed herewith:

       PRO FORMA UNAUDITED CONSOLIDATED
       FINANCIAL STATEMENTS
       Explanatory note relating to pro forma condensed consolidated
          financial information                                           F-47
       Pro forma condensed consolidated balance sheet as of
          September 30, 2000 (unaudited)                                  F-48

        Pro forma condensed consolidated statement of operations
           for the nine-month period ended September 30, 2000
           (unaudited)                                                    F-49
        Pro forma condensed consolidated statement of operations
           for the year ended December 31, 1999 (unaudited)               F-50
        Notes to pro forma condensed consolidated financial
           statements (unaudited)                                         F-51


(c) Exhibits:

    99.1 Asset Purchase Agreement dated September 26, 2000 between Star Services Group, Inc. and Peerless Big Apple, Inc. (1)

    99.2 Asset Purchase Agreement dated September 26, 2000 between Star Services Group, Inc. and Peerless Miami Avenue, Inc. (2)

    99.3 Asset Purchase Agreement dated September 26, 2000, between Star Services Group, Inc. and Peerless Dade, Inc. (3)

    99.4 Lease Agreement between Star Services Group, Inc. and Peerless Dade, Inc. (4)

    99.5 Right of First Refusal Agreement between Star Services Group, Inc. and NAMCO Metals Management, Inc. (5)

-----------------------
(1) Incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on October 20, 2000.

(2) Incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K filed on October 20, 2000.

(3) Incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K filed on October 20, 2000.

(4) Incorporated by reference to Exhibit 10.6 of the Company's Current Report on Form 8-K filed on October 20, 2000.

(5) Incorporated by reference to Exhibit 10.8 of the Company's Current Report on Form 8-K filed on October 20, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Star Services Group, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STAR SERVICES GROUP, INC.


                                            By: /s/ Patrick F. Marzano
                                                --------------------------------
                                            Name:  Patrick F. Marzano
                                            Title: President

Dated: February 23, 2001

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
 BIG APPLE DEMOLITION REMOVAL, INC.

We have audited the accompanying balance sheets of BIG APPLE DEMOLITION REMOVAL, INC. as of December 31, 1999 and 1998 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BIG APPLE DEMOLITION REMOVAL, INC. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred significant losses from operations and its limited capital resources raise substantial doubt about its ability to continue as a going concern. Management's plans with respect to those matters are discussed in Note 6 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                      MERDINGER, FRUCHTER, ROSEN & CORSO, P.C
                                      Certified Public Accountants

New York, New York
December 12, 2000

                       BIG APPLE DEMOLITION REMOVAL, INC.
                                 BALANCE SHEETS

                                  DECEMBER 31,



                                                                 1999              1998
                                                              ---------         ---------
       ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                 $  35,232         $  42,940
    Accounts receivable, net of allowance for
     doubtful accounts of $8,045 and $10,363                    154,768            94,015
                                                              ---------         ---------

           Total current assets                                 190,000           136,955

Property and equipment, net                                     128,647           227,814
Deposits                                                          1,000             1,000
                                                              ---------         ---------

       Total assets                                           $ 319,647         $ 365,769
                                                              =========         =========


       LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Accounts payable                                          $ 121,047         $  29,200
    Payroll taxes payable                                           619             5,498
    Deferred revenue                                             42,304            29,246
    Current portion of long-term debt                            90,426            94,523
                                                              ---------         ---------

           Total current liabilities                            254,396           158,467

Long-term debt, less current portion                            135,671           226,097
Loans payable, shareholder                                       81,258            95,791
                                                              ---------         ---------

           Total liabilities                                    471,325           480,355
                                                              ---------         ---------

Commitments and contingencies                                        --                --

STOCKHOLDERS' DEFICIT
    Common stock, no par value; 100 shares authorized,
      issued and outstanding                                      2,500             2,500
    Additional paid-in-capital                                  121,737           121,737
    Accumulated deficit                                        (275,915)         (238,823)
                                                              ---------         ---------
           Total stockholders' deficit                         (151,678)         (114,586)
                                                              ---------         ---------

       TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT            $ 319,647         $ 365,769
                                                              =========         =========




   The accompanying notes are an integral part of these financial statements.

                       BIG APPLE DEMOLITION REMOVAL, INC.
                             STATEMENT OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31,




                                                       1999                1998
                                                   -----------         -----------
Revenue                                            $ 1,707,554         $ 1,539,561

Cost of revenue                                      1,379,077           1,130,260
                                                   -----------         -----------
Gross profit                                           328,477             409,301
                                                   -----------         -----------

Selling, general and administrative expense            337,280             448,220
Interest expense                                        28,289              25,309
Impairment expense                                          --             115,000
                                                   -----------         -----------
                                                       365,569             588,529
                                                   -----------         -----------

Loss before provision for income taxes                 (37,092)           (179,228)

Provision for income taxes                                  --                  --
                                                   -----------         -----------

Net loss                                           $   (37,092)        $  (179,228)
                                                   ===========         ===========

Loss per share, basic and diluted                  $    370.92         $  1,792.28

Weighted average shares outstanding                        100                 100




   The accompanying notes are an integral part of these financial statements.

                       BIG APPLE DEMOLITION REMOVAL, INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY



                                    Common  Stock           Additional
                                --------------------         Paid-in          Accumulated
                                Shares        Amount         Capital            Deficit           Total
                                ------        ------        ---------         -----------       ---------
Balance, January 1, 1998         100        $   2,500        $ 121,737        $ (59,595)        $  64,642

Net loss                          --               --               --         (179,228)         (179,228)
                                ------      ---------        ---------        ---------         ---------

Balance, December 31, 1998       100            2,500          121,737         (238,823)         (114,586)

Net loss                          --               --               --          (37,092)          (37,092)
                                ------      ---------        ---------        ---------         ---------

Balance, December 31, 1999       100        $   2,500        $ 121,737        $(275,915)        $(151,678)
                                ======      =========        =========        =========         =========







    The accompanying notes are integral part of these financial statements.

                       BIG APPLE DEMOLITION REMOVAL, INC.
                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                          1999               1998
                                                        ---------         ---------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                    $ (37,092)        $(179,228)
   Adjustments to reconcile net income (loss) to
    cash flows from operating activities:
   Impairment expense                                          --           115,000
   Depreciation                                            99,167           110,378
   Bad debt                                                (2,318)            2,363
   Accounts receivable                                    (58,435)           10,514
   Due from affiliate                                          --          (115,000)
   Accounts payable                                        91,847           (67,958)
   Deferred revenue                                        13,058             9,157
   Payroll taxes payable                                   (4,879)            5,498
                                                        ---------         ---------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES          101,348          (109,276)
                                                        ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Property and equipment                                      --            (4,176)
                                                        ---------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds of borrowings                                      --           191,886
   Repayments of borrowings                               (94,523)          (63,146)
   Loans from shareholders                                (14,533)           26,000
                                                        ---------         ---------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES             (109,056)          154,740
                                                        ---------         ---------

NET INCREASE (DECREASE) IN CASH                            (7,708)           41,288

CASH AND CASH EQUIVALENTS - January 1                      42,940             1,652
                                                        ---------         ---------

CASH AND CASH EQUIVALENTS - December 31                 $  35,232         $  42,940
                                                        =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for interest                               $  28,289         $  25,309
                                                        =========         =========
   Cash paid for income taxes                           $      --         $      --
                                                        =========         =========


NON-CASH FINANCIAL ACTIVITIES:
   During the year ended December 31, 1998, the Company purchased equipment through the proceeds of a note in the amount of $50,175.



   The accompanying notes are an integral part of these financial statements.

                       BIG APPLE DEMOLITION REMOVAL, INC.
                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998



NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Big Apple Demolition Removal, Inc. (the "Company") operates a construction and demolition waste hauling business in Miami-Dade County, Florida. The Company was incorporated under the laws of the state of Florida on January 1, 1990.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

         REVENUE RECOGNITION

         The Company recognizes revenue when services are performed. Deferred revenue consists of billings made prior to completion of the hauling services.

         PROPERTY AND EQUIPMENT

         Property and equipment is stated at cost and are depreciated using the declining balance method over their estimated useful lives, generally five years.

         Maintenance and repairs are charged to expense as incurred.

         CONCENTRATION OF CREDIT RISK

         The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates fair value due to the relatively short maturity of these instruments. The carrying value of notes payable approximates fair value as the instruments bear interest at rates currently available to the Company.

                       BIG APPLE DEMOLITION REMOVAL, INC.
                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998



NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         LONG-LIVED ASSETS

         Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the assets and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

         INCOME TAXES

         Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

         EARNINGS PER SHARE

         The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 1999, the Company has no securities that would effect loss per share if they were to be dilutive.

         COMPREHENSIVE INCOME

         SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

                       BIG APPLE DEMOLITION REMOVAL, INC.
                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998


NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment at December 31 is summarized as follows:

                                                  1999           1998
                                               --------        --------
         Trucks                                $325,622        $325,622
         Containers                             318,795         318,795
         Equipment                              153,383         153,383
         Furniture, Fixtures and Other           89,109          89,109
                                               --------        --------
                                                886,909         886,909
         Less: Accumulated Depreciation         758,262         659,095
                                               --------        --------
                                               $128,647        $227,814
                                               ========        ========

         Depreciation expense for the years ended December 31, 1999 and 1998 was $99,167 and $110,378, respectively.

NOTE 3 - NOTES PAYABLE

         The Company is obligated under various notes payable. The proceeds of the notes were used to purchase equipment. The notes are collateralized by substantially all of the Company's trucks, containers and equipment.

         Notes payable at December 31, 1999 matures as follows:

              2000                                     $  90,426
              2001                                        81,683
              2002                                        41,360
              2003                                        12,628

NOTE 4 - COMMITMENTS AND CONTINGENCIES

         The Company occupies office space in facilities owned by a shareholder of the Company, on a month-to-month basis. Rent expense included in the statement of operations for the years ended December 31, 1999 and 1998 is $7,669 and $13,286, respectively.

NOTE 5 - RELATED PARTY TRANSACTIONS

         During 1998, the Company recorded an impairment loss on an advance to an affiliated company in the amount of $115,000.

NOTE 6 - GOING CONCERN ISSUE

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has sustained continuing losses from operations and has negative working capital at December 31, 1999. The Company is seeking to obtain additional financing or to be acquired by another entity. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 7 - SUBSEQUENT EVENTS

         On January 31, 2000, the Company sold all of its assets and liabilities and ceased operations.

                            PEERLESS BIG APPLE, INC.

                                  BALANCE SHEET
                                   (UNAUDITED)

                               SEPTEMBER 30, 2000


                                     ASSETS

Current assets:
  Cash                                                             $   (48,643)
  Accounts receivable                                                  310,558
  Prepaid expenses                                                      13,369
                                                                   -----------

    Total current assets                                               275,284
                                                                   -----------

Property and equipment, net                                            877,250
                                                                   -----------

Other assets:
  Other current assets                                                   1,706
  Prepaid financing costs, net                                           8,127
  Goodwill, net                                                      1,349,987
                                                                   -----------

    Total other assets                                               1,359,820
                                                                   -----------

    Total assets                                                   $ 2,512,354
                                                                   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                 $   329,696
  Accrued expenses                                                      28,301
  Due to related parties                                               409,538
                                                                   -----------

    Total current liabilities                                          767,535

Long-term debt, net of current portion                               2,056,854
                                                                   -----------

    Total liabilities                                                2,824,389
                                                                   -----------

Stockholders' equity:
  Retained earnings                                                   (312,035)
                                                                   -----------

    Total stockholders' equity                                        (312,035)
                                                                   -----------

    Total liabilities and stockholders' equity                     $ 2,512,354
                                                                   ===========

                            PEERLESS BIG APPLE, INC.

                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                   Nine-month period ended September 30, 2000



                                                         Big Apple
                                                        -----------

Revenues                                                $ 1,719,764

Direct costs                                              1,460,274
                                                        -----------

Gross profit                                                259,490

Selling and administrative expenses                         438,080
                                                        -----------

Income from operations                                     (178,590)
                                                        -----------
Other income (expense)
  Interest expense                                         (108,808)
  Interest income                                               430
  Costs related to closure of facilities                          0
  Other income (expenses)                                     8,628
                                                        -----------

    Total other income (expense)                            (99,750)
                                                        -----------
Income (loss) before income taxes                          (278,340)

Income taxes benefit (expense)                                    0
                                                        -----------

Net income (loss)                                       $  (278,340)
                                                        ===========

                          INDEPENDENT AUDITOR'S REPORT

PEERLESS DADE, INC.

We have audited the accompanying balance sheet of PEERLESS DADE, INC. as of December 31, 1999 and the related statements of operations, stockholders' deficit and cash flows for the initial period November 16, 1998 to December 31, 1999. We have also audited the accompanying statements of income and cash flows of Dade Recycling Center, Inc. for the period January 1, 1998 to November 15, 1998. Dade Recycling Center, Inc., is Peerless Dade, Inc.'s predecessor. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PEERLESS DADE, INC. as of December 31, 1999, and the results of its and its predecessor's operations and cash flows for the initial period November 16, 1998 to December 31, 1999, and January 1, 1998 to November 15, 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As indicated in Note 13 to the accompanying financial statements, significant events have occurred subsequent to December 31, 1999 that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to those matters are also discussed in Note 13 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                        Certified Public Accountants

New York, New York
February 19, 2000

                                PEERLESS DADE, INC.
                                  BALANCE SHEET

                                DECEMBER 31, 1999

        ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                   $    599,757
   Cash restricted for interest on bonds payable                    710,752
   Cash restricted for current bond payments                        550,000
   Accounts receivable                                              892,612
   Due from affiliates and related parties                          117,975
   Other receivables                                                217,957
   Prepaid expenses and other current assets                         23,610
                                                               ------------
         Total current assets                                     3,112,663

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation of $392,147                           11,199,023

Intangible assets, net                                                   --

Cash restricted for property and equipment                        2,358,608
Cash restricted for debt service                                  1,928,502
Debt acquisition costs, net of accumulated
  amortization of $160,070                                        2,683,030
                                                               ------------
         Total assets                                          $ 21,281,826
                                                               ============

       LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Cash overdraft                                              $     15,609
   Accounts payable                                                 486,187
   Accrued interest                                                 419,803
   Notes payable - current portion                                   34,614
   Bonds payable - current portion                                  550,000
                                                               ------------
     Total current liabilities                                    1,506,213

   Accrued closure costs, non-current portion                     1,933,344
   Notes payable, less current portion                               73,374
   Convertible debenture payable                                  6,675,000
   Bonds payable                                                 24,450,000
                                                               ------------
       Total liabilities                                         34,637,931
                                                               ------------

STOCKHOLDERS' DEFICIT
   Common stock, no par value; 1,000 shares authorized,
     100 shares issued and outstanding                                  100
   Accumulated deficit                                          (13,356,205)
                                                               ------------
       Total stockholders' deficit                              (13,356,105)
                                                               ------------

       TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT             $ 21,281,826
                                                               ============


   The accompanying notes are an integral part of these financial statements.

                               PEERLESS DADE, INC.
                             STATEMENT OF OPERATIONS




                                                     November 16, 1998    January 1, 1998
                                                             to                    to
                                                     December 31, 1999   November 15, 1998
                                                     -----------------   -----------------
Revenue                                                $  7,021,653         $  5,246,361

Cost of revenue                                           6,115,764            3,843,514
                                                       ------------         ------------

Gross profit                                                905,889            1,402,847
                                                       ------------         ------------

Operating expenses:
   Selling, general and administrative expenses           1,259,080            1,002,540
   Amortization of intangibles                            3,163,125                   --
   Impairment of intangibles                              7,436,875                   --
   Amortization of debt issuance costs                      160,070                   --
   Interest expense                                       2,687,584              447,534
                                                       ------------         ------------
     Total operating expenses                            14,706,734            1,450,074
                                                       ------------         ------------

Loss from operations before other
  income and provision for income tax                   (13,800,845)             (47,227)

Other income
   Interest income                                          398,626                   62
   Miscellaneous                                              3,315                2,361
   Gain on sale of equipment                                 42,699                  409
                                                       ------------         ------------

Loss from operations before provision
  for income taxes                                      (13,356,205)             (44,395)

Provision for income tax                                         --                   --
                                                       ------------         ------------

Net loss                                               $(13,356,205)        $    (44,395)
                                                       ============         ============

Loss per share, basic and diluted                      $(133,562.05)        $    (443.95)

Weighted average shares outstanding                             100                  100








   The accompanying notes are an integral part of these financial statements.

                               PEERLESS DADE, INC.
                       STATEMENT OF STOCKHOLDER'S DEFICIT


                                            Common Stock
                                        --------------------      Accumulated
                                        Shares      Amount          Deficit             Total
                                        ------    ----------      ------------       ------------
Balance, August 7, 1998                   --      $       --      $         --       $         --

Issuance of shares                       100             100                --                100

Net loss                                  --              --       (13,356,205)       (13,356,205)
                                         ---      ----------      ------------       ------------

Balance, December 31, 1999               100      $      100      $(13,356,205)      $(13,356,105)
                                         ===      ==========      ============       ============






   The accompanying notes are an integral part of these financial statements.

                               PEERLESS DADE, INC.
                            STATEMENTS OF CASH FLOWS


                                                         November 16, 1998      January 1, 1998
                                                               to                    to
                                                        December 31, 1999      November 15, 1998
                                                        -----------------      -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                               $(13,356,205)          $    (44,395)
   Adjustments to reconcile net loss to net cash
    used by operating activities:
   Depreciation and amortization                             3,715,342                446,965
   Impairment expense                                        7,436,875                     --
   Accounts receivable                                         107,388               (407,081)
   Due from affiliates and related parties                    (117,975)                    --
   Other receivables                                          (217,957)                    --
   Prepaid expenses and other current assets                   (23,610)              (329,673)
   Accounts payable and accrued expenses                       905,990              1,306,457
   Accrued closure costs                                     1,933,344                     --
                                                          ------------           ------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                      383,192                972,273
                                                          ------------           ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Property and equipment                                   (3,391,170)              (294,654)
                                                          ------------           ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Cash overdraft                                               15,609                     --
   Proceeds of borrowings                                    9,139,888                200,000
   Restricted cash                                          (5,547,862)                    --
   Sale of common stock                                            100                     --
   Repayments of borrowings                                         --               (474,358)
   Distributions to shareholder                                     --               (375,462)
                                                          ------------           ------------

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES             3,607,735               (649,820)
                                                          ------------           ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                      599,757                 27,799

CASH AND CASH EQUIVALENTS - BEGINNING                               --                 43,736
                                                          ------------           ------------

CASH AND CASH EQUIVALENTS - ENDING                        $    599,757           $     71,535
                                                          ============           ============

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for interest                                 $  2,687,584           $    447,534
   Cash paid for income taxes                             $         --           $         --



   The accompanying notes are an integral part of these financial statements.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Peerless Dade, Inc. (the "Company") was incorporated in the state of Florida on August 7, 1998. The Company purchased the business of Dade Recycling Center, Inc. ("Dade") on November 16, 1998. Prior to that date the Company had no operations. Dade is considered to be the Company's predecessor. The statements of operations and cash flows for the period January 1, 1998 to November 15, 1998 are those of Dade.

         The Company operates a construction and demolition debris solid waste facility located on an approximately 413-acre site in Dade County, Florida.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. Actual results could differ from those estimates.

         Significant estimates include remaining available airspace under the permits and closure costs.

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

         CONCENTRATION OF CREDIT RISK

         The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances exceeded FDIC insured levels at various times during the year.

         ACCOUNTS RECEIVABLE

         For financial reporting purposes, the Company utilizes the allowance method of accounting for doubtful accounts. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential credit losses, if necessary. The allowance is based on an experience factor and review of current accounts receivable. Uncollectible accounts are written off against the allowance accounts when deemed uncollectible.

         PROPERTY AND EQUIPMENT

         Property and equipment is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, using declining balance and straight-line methods. The estimated service lives used in determining depreciation are three to ten years.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Upon retirement or sale, the cost and related accumulated depreciation of the disposed assets are removed and any resulting gain or loss is credited or charged to operations.

         INTANGIBLES

         Intangibles consist of permits, non-compete covenants and customer lists.

         Should events or circumstances occur which bring into question the realizable value or impairment of the amounts assigned to intangibles, the Company will evaluate the remaining useful life and balance of unamortized cost and make adjustments, if required. The Company's principal consideration in determining an impairment includes the strategic benefit to the Company of the particular assets as measured by undiscounted current and expected future operating income of that specified group of assets and expected undiscounted future cash flows. Should an impairment be identified, a loss would be reported to the extent that the carrying value of the related asset exceeds the fair value of that asset as determined by valuation techniques available in the circumstances.

         ACCRUED CLOSURE AND POSTCLOSURE COSTS

         Accrued closure and postclosure costs include the current and noncurrent portion of accruals associated with obligations for closure and postclosure of the Company's operating landfill. The Company, based on input from its engineers and accounting personnel, estimates its future cost requirements for closure and postclosure monitoring and maintenance for solid waste landfills based on its interpretation of the technical standards of the U.S. Environmental Protection Agency's Subtitle D regulations and the air emissions standards under the Clean Air Act as they are being applied on a state-by-state basis. Closure and postclosure monitoring maintenance costs represent the costs related to cash expenditures yet to be incurred when a landfill facility ceases to accept waste and closes.

         Accruals for closure and postclosure monitoring and maintenance requirements in the U.S. consider final capping of the site, site inspection, groundwater monitoring, leachate management, methane gas control and recovery, and operation and maintenance costs to be incurred during the period after the facility closes. Certain of these environmental costs, principally capping and methane gas control costs, are also incurred during the operating life of the site in accordance with the landfill operation requirements of Subtitle D and the air emissions standards. Reviews of the future cost requirements for closure and postclosure monitoring and maintenance for the Company's operating landfills by the Company's engineers and accounting personnel are performed at least annually and are the basis upon which the Company's estimates of these future costs and the related accrual rates are revised. The Company provides accruals for these estimated costs as the remaining permitted airspace of such facilities is consumed.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INCOME TAXES

         The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income and is not allowed a net operating loss carryover or carryback as a deduction. Instead, the stockholders are liable for individual federal income taxes on their respective shares of taxable income or include their respective shares of the Company's net operating loss in their individual income tax returns.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values of cash and cash equivalents, restricted cash, accounts receivable, due from affiliate, accounts payable and accrued expenses and due to affiliate approximate fair value due to the relatively short maturity of these instruments. The fair value of long-term borrowings was determined based upon interest rates currently available to the Company for borrowings with similar terms. The fair value of long-term borrowings approximates the carrying amounts at December 31, 1999.

         LONG-LIVED ASSETS

         Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the assets and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

         EARNINGS PER SHARE

         The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 1999, the Company has no securities that would effect loss per share if they were to be dilutive.

         IMPACT OF YEAR 2000 ISSUE

         During the year ended December 31, 1998, the Company conducted an assessment of issues related to the Year 2000 and determined that it was necessary to modify or replace portions of its software in order to ensure that its computer systems will properly utilize dates beyond December 31, 1999. The Company completed Year 2000 systems modifications and conversions in 1999. Costs associated with becoming Year 2000 compliant are not material. At this time, the Company cannot determine the impact the Year 2000 will have on its key customers or suppliers. If the Company's customers or suppliers don't convert their systems to become Year 2000 compliant, the Company may be adversely impacted. The Company is addressing these risks in order to reduce the impact on the Company.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 2 - ACQUISITION

         On November 16, 1998, the Company completed its acquisition of the assets of Dade Recycling Center, Inc. for the purchase price of $19,800,000. The purchase was funded through the issuance of $25,000,000 of Solid Waste Disposal Revenue Bonds and a $6,675,000 convertible debenture.

                  The fair value of the assets acquired are as follows:

                           Land                                    $  6,780,000
                           Permits                                    8,500,000
                           Property and equipment                     1,420,000
                           Customer contracts                         2,000,000
                           Accounts receivable                        1,000,000
                           Non-compete agreement                        100,000
                                                                   ------------
                                                                   $ 19,800,000
                                                                   ============
         The balance of the funds received from the bonds debentures was used to pay financing costs, to fund debt service, to pay project costs and for miscellaneous costs.

NOTE 3 - RESTRICTED CASH

         The Company maintains cash accounts, in the custody of the Trustee of the bonds described in Note 9, which are restricted as to their use as follows:

         a) The "Capital Projects Finance Authority - Peerless Dade, Inc. Project Fund" (the "Project Fund"). The proceeds from the sale of the bonds were deposited into this account. Disbursements from the Project Fund are restricted to the costs of issuance of the bonds, the purchase price of the contracts and other assets acquired as described in Note 2 (the "Project") and certain transaction costs, and costs and expenses attributable to the completion of the project.

         b) The "Capital Projects Finance Authority - Peerless Dade, Inc. Bond Fund" (the "Bond Fund") "Interest Account". Funds in the Interest Account are restricted to the payment of current interest on the outstanding bonds.

         c) The Bond Fund "Principal Account". Funds in the Principal Account are restricted to the payment of current principal amounts due on the bonds.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 3 - RESTRICTED CASH (Continued)

         d) The "Capital Projects Finance Authority - Peerless Dade, Inc. Debt Service Reserve Fund" (the "Debt Service Reserve Fund"). Funds in the Debt Service Reserve Fund shall be used for the purposes of paying interest on the bonds as the same becomes due, and of paying maturing principal of the bonds, whether at the stated payment date or by mandatory redemption, whenever and to the extent that the moneys held for the credit of the Bond Fund shall be insufficient for such purposes. All earnings on the accounts in the Debt Service Reserve Fund shall be retained therein to maintain the applicable "Debt Service Reserve Requirement" therein, and any surplus shall be deposited to the applicable Bond Fund to be applied to the payment of Bond Service Charges on the bonds.

                  Debt Service Reserve Requirement" means as to the Series 1998C Bonds $2,250,000, as to the Series 1998D Bonds $200,000, and as to any Additional Bonds the lesser of (I) maximum annual debt service on such Bonds, and (II) 10% of the proceeds of such Bonds.

NOTE 4 - PROPERTY AND EQUIPMENT

         Property and equipment is summarized as follows:

                  Land                                        $ 6,865,000
                  Project development                           3,442,146
                  Vehicles                                         35,000
                  Machinery                                     1,157,714
                  Building                                         25,000
                  Containers                                       66,310
                                                              -----------
                                                               11,591,170

                  Accumulated depreciation                        392,147
                                                              -----------
                                                              $11,199,023
                                                              ===========

         Depreciation expense recorded in the statement of operations is $392,147 for the period ended December 31, 1999 and $446,965 for the period ended November 15, 1998.

NOTE 5 - INTANGIBLE ASSETS

         Intangible assets consist of airspace permits, non-compete covenants and customer contracts.

                  Permits                                      $ 8,500,000
                  Non-compete covenant                             100,000
                  Customer contracts                             2,000,000
                                                              ------------
                                                                10,600,000

                  Accumulated amortization                       3,163,125
                                                              ------------
                                                                 7,436,875

                  Less:  Impairment of carrying value            7,436,875
                                                              ------------
                                                              $         --
                                                              ============

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 5 - INTANGIBLE ASSETS (Continued)

         Permits are being amortized based on remaining available airspace. Non-compete covenant and customer contracts are being amortized over 3 years.

         An application for an increase in the permitted airspace has been denied by Miami-Dade County. As a result, a review of the carrying amounts of the intangible assets indicated that an impairment loss should be recognized as of December 31, 1999, due to the lack of recoverability of the carrying amounts. The intangible assets have been fully impaired at December 31, 1999.

NOTE 6 - DEBT ACQUISITION COSTS

         Debt acquisition costs represent those costs incurred in connection with the sale of the bonds. These costs are being amortized over the twenty-year life of the bonds.

NOTE 7 - NOTE PAYABLE

         The Company is obligated to Financial Federal Credit, Inc. pursuant to a promissory note dated November 22, 1999 in the original principal amount of $113,422. The note bears interest at the rate of 10.2% per year on the unpaid principal balance and is payable in 36 equal monthly installments of $3,672, such payments representing principal and interest. The outstanding principal outstanding at December 31, 1999 is $107,988.

         Proceeds of the note were used to purchase equipment. The note is secured by the equipment purchased.

NOTE 8 - CONVERTIBLE DEBENTURE PAYABLE

         The Company is obligated under a convertible debenture in the principal amount of $6,675,000. The debenture was issued in connection with the acquisition described in Note 2. The debenture bears interest at the rate of 7% per year. Interest is payable on the first day of each month commencing March 1, 1999. Principal and accrued interest is due and payable on November 1, 2003.

         a) So long as no event of default has occurred and is continuing, the Company may, at its sole option, at the maturity date or upon the occurrence of the following events, on or prior to the maturity date, convert all or part of the then outstanding principal amount of this debenture, and any accrued and unpaid interest, into shares of common stock, no par value per share, of the Company or any successor or merged company ("Company Common Stock"), as follows:

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 8 - CONVERTIBLE DEBENTURE PAYABLE (Continued)

                  (i) If the Company is acquired by or merges with another company with at least $200 million in assets or $100 million in equity listed by the NYSE, the American Stock Exchange or the Nasdaq National Market System, then the Company may convert this debenture into a number of shares of Company Common Stock equal to that derived by operation of the following formula:

                                                 a
                                     ---------------------------
                                     $6,675,000 / (BETA)X(GAMMA)
                                                  --------------
                                                    (1-(GAMMA))

                           where "a" equals the unpaid principal amount of this debenture at the time of conversion; "(beta)" equals the number of shares of Company common Stock issued and outstanding immediately prior to issuance (on a fully diluted basis); and "(GAMMA)" equals the conversion percentage. The "Conversion Percentage" is twenty percent (20%).

                  (ii) If the Company's attempt to rezone the landfill (as defined in the mortgage) to increase its height and capacity has been unsuccessful after exhausting all of the Company's administrative remedies, then the Company may convert this debenture into a number of shares of Company Common Stock equal to the number derived by operation of the formula set forth in section (i) above; provided however, that the conversion percentage for purposes of the operation of the formula set forth in (i) shall be fifty percent (50%) instead of twenty percent (20%).

                  (iii) If Company completes or participates in an initial public offering of Company Common Stock, then the Company may convert this debenture into a number of shares of Company Common Stock equal to the number derived by dividing the unpaid principal amount of this debenture at the time of conversion by the price per share of Company Common Stock offered to the public in the initial public offering.

         b) So long as no event of default has occurred and is continuing, the Company may, at its sole option, on or prior to the maturity date, convert all or part of the then outstanding principal amount of this debenture, and any accrued and unpaid interest, into shares of convertible preferred stock (the "Company Preferred Stock") that would entitle the holder to rights, privileges and preferences identical to those to which the holder is entitled under this debenture. By way of illustration and not limitation, the aggregate stated value of the Preferred Stock would equal the outstanding principal amount of this debenture; holder would be entitled to monthly dividends at the rate of seven percent (7%) per annum in lieu of the interest payments payable under this debenture; and the Preferred Stock would be convertible into the Company Common Stock under the terms and conditions pursuant to which the debenture is convertible under (a) above.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 9 - BONDS PAYABLE

         On November 16, 1998, the Capital Projects Finance Authority (the "Issuer") sold $22,500,000 in aggregate principal amount of its Solid Waste Disposal Revenue Bonds, Series 1998C (Capital Projects Loan Program - Peerless Dade, Inc. Project) (the "Series 1998C Bonds") and $2,500,000 in aggregate principal amount of its Taxable Solid Waste Disposal Revenue Bonds, Series 1998D (Capital Projects Loan Program - Peerless Dade, Inc. Project) (the "Series 1998D Bonds"). When referred to collectively, the Series 1998C Bonds and the Series 1998D Bonds are referred to as the "Bonds". The Bonds will be equally and ratably secured by, and issued pursuant to, a Trust Indenture dated as of November 1, 1998 (the "Indenture"), from the Issuer to Regions Bank, Montgomery, Alabama, as trustee (the "Trustee").

         The Bonds were issued for the purpose of making a loan to the Company to finance the acquisition, renovation, construction and equipping of a solid waste disposal facility, as described in Note 2.

         Concurrently with the issuance of the Bonds, the Authority and the Company entered into a Loan Agreement dated as of November 1, 1998 (the "Loan Agreement"), pursuant to which the Authority loaned the proceeds of the Bonds to the Company to (i) finance the cost of the Project, including certain additions and improvements thereto, (ii) capitalize interest on the Bonds for a period of six months, (iii) establish certain funds and accounts pursuant to the Indenture, and (iv) to pay the costs of issuing the Bonds. Pursuant to the Loan Agreement, the Company agreed to make payments (the "Note Payments") to the Authority in amounts sufficient to pay the principal of, premium, if any, and interest on the Bonds. The Bonds are further secured by a mortgage dated as of November 1, 1998 from the company to the Trustee (the "Mortgage"). The Mortgage constitutes a first mortgage on the real estate and fixtures comprising the Project and grants a perfected first lien security interest on the personal property comprising the Project purchased from proceeds of the Bonds.

         The Bonds have also been guaranteed by Peerless Group, Inc. an entity which shares common ownership with the Company.

         THE BONDS

         The Bonds are dated November 1, 1998 and will mature as set forth below. Interest on the Bonds will be paid semiannually on each May 1 and November 1 commencing May 1, 1999, and will be computed on the basis of a 360-day year of twelve months. The Bonds will bear interest from their date as follows: (i) $5,000,000 of the Series C Bonds at the rate of 7.125% per year (the "2008 Term Bonds"); $8,000,000 of the Series C Bonds at the rate of 7.5% per year (the "Special Term Bonds"); and $9,500,000 of the Series C Bonds at the rate of 7.5% per year (the "2018 Term Bonds") and (ii) the Series D Bonds (the "Taxable Bonds") at a rate of 10.75% per year. The 2008 Term Bonds mature on November 1, 2008; the Special Term Bonds and the 2018 Term Bonds mature on November 1, 2018; and the Taxable Bonds mature on November 1, 2003.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 9 - BONDS PAYABLE (Continued)

         REDEMPTION PRIOR TO MATURITY

         MANDATORY SINKING FUND REDEMPTION OF THE TAXABLE BONDS. The Taxable Bonds are subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date, beginning on November 1, 2000 in the following principal amount in the years specified:

         Year of
         Redemption on                                  Principal amount
         November 1                                      to be Redeemed
         -------------                                  ----------------
         2000                                                $550,000
         2001                                                 600,000
         2002                                                 650,000

         If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $700,000 principal amount of Taxable Bonds due November 1, 2003 to be paid at maturity.

         MANDATORY SINKING FUND REDEMPTION OF THE 2008 TERM BONDS. The 2008 Term Bonds are subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date, beginning on November 1, 2004 in the following principal amount in the years specified:

         Year of
         Redemption on                                  Principal amount
         November 1                                      to be Redeemed
         -------------                                  ----------------
         2004                                              $  865,000
         2005                                                 930,000
         2006                                                 995,000
         2007                                               1,065,000

         If retired only by mandatory sinking fund redemption prior to their stated maturity there would remain $1,145,000 principal amount of the 2008 Term Bonds to be paid at maturity.

         MANDATORY SINKING FUND REDEMPTION OF THE 2018 TERM BONDS. The 2018 Term Bonds are subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date, beginning on November 1, 2009 in the following principal amount in the years specified:

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 9 - BONDS PAYABLE (Continued)

         Year of
         Redemption on                                  Principal amount
         November 1                                      to be Redeemed
         -------------                                  ----------------
         2009                                               $   670,000
         2010                                                   720,000
         2011                                                   775,000
         2012                                                   835,000
         2013                                                   895,000
         2014                                                   965,000
         2015                                                 1,035,000
         2016                                                 1,115,000
         2017                                                 1,200,000

         If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $1,290,000 principal amount of 2018 Term Bonds to be paid at maturity.

         MANDATORY SINKING FUND REDEMPTION OF THE SPECIAL TERM BONDS. The Special Term Bonds are subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date, beginning on November 1, 2009 in the following principal amount in the years specified:

         Year of
         Redemption on                                  Principal amount
         November 1                                      to be Redeemed
         -------------                                  ----------------
         2009                                               $   565,000
         2010                                                   610,000
         2011                                                   655,000
         2012                                                   700,000
         2013                                                   755,000
         2014                                                   810,000
         2015                                                   870,000
         2016                                                   940,000
         2017                                                 1,010,000

         If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $1,085,000 principal amount of the Special Term Bonds to be paid at maturity.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 9 - BONDS PAYABLE (Continued)

         EXTRAORDINARY OPTIONAL REDEMPTION WITHOUT PREMIUM. The Bonds are subject to redemption in whole, but not in part, on any date at a redemption price equal to the aggregate principal amount of the Bonds plus accrued interest thereon to the redemption date, without premium, if the Company exercises its option under the Loan Agreement to prepay the payments due thereunder and thereby effect the redemption of such Bonds in whole upon the occurrence of any of the following events:

         (a) The Project shall have been damaged or destroyed (i) to such extent that the Project cannot reasonably be restored within a period of six months to the condition thereof immediately preceding such damage or destruction, or (ii) to such extent that the Company is thereby prevented from carrying on its normal operations at the Project for a period of six months.

         (b) Title to, or the temporary use of, all or a substantial portion of the Project shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority, (i) to such extent that the Project cannot reasonably be restored within a period of six months to a condition of usefulness comparable to that existing prior to such taking, or (ii) if such taking results in the Company being thereby prevented from carrying on its normal conditions at the Project for a period of six months.

         (c) The Operating Agreement shall have expired or terminated and if such expiration or termination results in the Company being thereby prevented from carrying on its normal operations at the Project for a period of six months. (If expiration or termination of the Montenay Agreement is imminent, the Company is obligated to use its best efforts to negotiate a contract and obtain permits to serve as successor operator of the Project).

         OPTIONAL REDEMPTION WITH PREMIUM. The Series 1999B Bonds are not subject to optional redemption. The Series 1999A Bonds are subject to optional redemption, in whole or in part on any date on or after August 1, 2005, at the direction of the Company, at the applicable redemption price (expressed as a percentage of principal amount) set forth in the table below plus accrued interest thereon to the redemption date:

         Redemption Dates
         (Dates Inclusive)                                    Redemption Prices
         -----------------                                    -----------------
         August 1, 2005 through July 31, 2006                       103%
         August 1, 2006 through July 31, 2007                       102%
         August 1, 2007 through July 31, 2008                       101%
         August 1, 2008 and thereafter                              100%

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 10 - MATURITIES OF LONG-TERM DEBT

          Long-term debt matures as follows:

          2000                                                  $     584,614
          2001                                                        638,322
          2002                                                        685,052
          2003                                                      7,375,000
          2004                                                        865,000
          2005                                                        930,000
          2006 and thereafter                                      20,705,000

NOTE 11 - COMMITMENTS AND CONTINGENCIES

          ENVIRONMENTAL LIABILITY

          The Company is subject to liability for any environmental damage, including personal injury and property damage, that its solid waste facilities may cause to neighboring property owners, particularly as a result of the contamination of drinking water sources or soil, possibly including damage resulting from conditions existing before the Company acquired the facilities. The Company may also be subject to liability for similar claims arising from off-site environmental contamination caused by pollutants or hazardous substances if the Company or its predecessors arrange to transport, treat or dispose of those materials. Any substantial liability incurred by the Company arising from environmental damage could have a material adverse effect on the Company's business, financial condition and results of operations. The Company is not presently aware of any situations that may have a material adverse impact. The Company maintains closure and performance bonds in the aggregate amount of approximately $3.9 million.

NOTE 12 - RELATED PARTY TRANSACTIONS

          The Company has entered into a management services agreement with an entity under common control. The Company pays a fee of up to 10% of gross revenues (8% for 1999) for management and oversight services. These fees totaled $473,248 for the period ended December 31, 1999.

                               PEERLESS DADE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 13 - GOING CONCERN ISSUE

          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As indicated in note 5, an application for an increase in the permitted airspace has been denied. Additionally, the Company is in technical default of the bonds described in Note 9. Also, the Company has been unable to replace its current performance and closure bonds with an approved carrier, as required by the Florida Department of Environmental Protection. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management is focusing on a plan to close the landfill and develop the land as commercial real estate. Management is also attempting to place the performance and closure bonds with an approved carrier. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 14 - SUBSEQUENT EVENTS

          o The Company is in technical default on both the Series C and Series D bonds. This default resulted from the failure to deposit required monthly principal and interest payments to the bond funds.

          o Due to the rejection of the application for an increase in airspace under the existing permits, the Company is focusing on a plan to close the landfill and develop the land as commercial real estate. The plan will be presented to the bondholders for approval upon completion.

          o In conjunction with the above plan, the Company, on September 26, 2000, agreed to sell certain of its assets. The Company sold the materials recovery facility. The contract purchaser is managing the day-to-day operations of the landfill. The Company will concentrate its efforts on closing the landfill.

          o The Company maintains various closure and performance bonds in the aggregate amount of approximately $3.9 million. The beneficiary of the bonds is the Florida Department of Environmental Protection ("DEP"). The rating of the insurance company underwriting the bonds was to be no less than a B rating; however, subsequent to 1999, the insurance company's rating fell to a D. The DEP contacted the Company and informed it that it had thirty days to replace the bonds with an approved carrier. The Company has not been able to secure replacement coverage.

                               PEERLESS DADE, INC.

                                  BALANCE SHEET
                                   (UNAUDITED)

                               September 30, 2000



                                     ASSETS

Current assets:
  Cash                                                          $  2,403,885
  Accounts receivable                                                828,014
  Prepaid expenses                                                   273,201
                                                                ------------

    Total current assets                                           3,505,100
                                                                ------------

Property and equipment, net                                       11,397,277
                                                                ------------

Other assets:
  Due from related parties                                           338,118
  Debt service reserve fund                                        2,514,935
  Prepaid financing costs, net                                     2,576,414
                                                                ------------

    Total other assets                                             5,429,467
                                                                ------------

    Total assets                                                $ 20,331,844
                                                                ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                              $    220,476
  Accrued interest - bonds                                         1,001,980
  Accrued expenses                                                   256,522
  Due to related parties                                              68,652
                                                                ------------

    Total current liabilities                                      1,547,630

Long-term debt, net of current portion                            35,033,530
                                                                ------------

    Total liabilities                                             36,581,160
                                                                ------------

Stockholders' equity:
  Common Stock                                                           100
  Retained earnings                                              (16,249,416)
                                                                ------------

    Total stockholders' equity                                   (16,249,316)
                                                                ------------

    Total liabilities and stockholders' equity                  $ 20,331,844
                                                                ============

                               PEERLESS DADE, INC.

                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                   Nine-month period ended September 30, 2000


                                                                    Land Fill           Net of
                                                  Dade             Operations        LF Operations
                                              -----------         -----------        -------------
Revenues                                      $ 4,357,000         $  (527,901)        $ 3,829,099

Direct costs                                    5,003,746          (1,766,290)          3,237,456
                                              -----------         -----------         -----------

Gross profit                                     (646,746)          1,238,389             591,643

Selling and administrative expenses               669,451            (225,466)            443,985
                                              -----------         -----------         -----------

Income from operations                         (1,316,197)          1,463,855             147,658
                                              -----------         -----------         -----------
Other income (expense)
  Interest expense                             (1,806,798)          1,686,659            (120,139)
  Interest income                                 210,022            (209,397)                625
  Costs related to closure of facilities                0                   0                   0
  Other income (expenses)                          18,933                   0              18,933
                                              -----------         -----------         -----------

    Total other income (expense)               (1,577,843)          1,477,262            (100,581)
                                              -----------         -----------         -----------
Income (loss) before income taxes              (2,894,040)          2,941,117              47,077

Income taxes benefit (expense)                          0                   0                   0
                                              -----------         -----------         -----------

Net income (loss)                             $(2,894,040)        $ 2,941,117         $    47,077
                                              ===========         ===========         ===========


                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
NEW HORIZON CONSULTANT, INC. (DBA TROPICAL RECYCLING)

We have audited the accompanying balance sheets of NEW HORIZON CONSULTANT, INC. (DBA TROPICAL RECYCLING) as of December 31, 1999 and 1998 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NEW HORIZON CONSULTANT, INC. (DBA TROPICAL RECYCLING) as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred significant losses from operations and its limited capital resources raise substantial doubt about its ability to continue as a going concern. Management's plans with respect to those matters are discussed in Note 6 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                  MERDINGER, FRUCHTER, ROSEN & CORSO, P.C
                                  Certified Public Accountants

New York, New York
December 12, 2000

                          NEW HORIZON CONSULTANT, INC.
                             DBA TROPICAL RECYCLING
                                 BALANCE SHEETS



                                                                     December 31,
                                                          ----------------------------------
                                                               1999                 1998
                                                          --------------        ------------
       ASSETS

CURRENT ASSETS
Accounts receivable                                           $  8,389         $  6,359
                                                              --------         --------
    Total current assets                                         8,389            6,359

PROPERTY AND EQUIPMENT, net                                     30,221           50,369
                                                              --------         --------


Total assets                                                  $ 38,610         $ 56,728
                                                              ========        =========


       LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Cash overdraft                                            $ 11,568         $  4,318
    Accounts payable                                             4,034            9,573
    Payroll taxes payable                                        1,767               --
    Current portion of long-term debt                           22,126           19,929
                                                              --------         --------

           Total current liabilities                            39,495           33,820

Due to affiliate                                                    --           13,880
Long-term debt, less current portion                             7,904           30,030
                                                              --------         --------

Total liabilities                                               47,399           77,730
                                                              --------         --------


STOCKHOLDERS' DEFICIT
    Common stock, no par value; 100 shares authorized,
      issued and outstanding                                       500              500
    Additional paid-in capital                                     500              500
    Accumulated deficit                                         (9,789)         (22,002)
                                                              --------         --------

           Total stockholders' deficit                          (8,789)         (21,002)
                                                              --------         --------

       TOTAL LIABILITIES AND STOCKHOLDERS'
        DEFICIT                                               $ 38,610         $ 56,728
                                                              ========         ========










The accompanying notes are an integral part of the financial statements.

                          NEW HORIZON CONSULTANT, INC.
                             DBA TROPICAL RECYCLING
                                INCOME STATEMENTS
                        FOR THE YEARS ENDED DECEMBER 31,




                                                                                           1999                  1998
                                                                                        -----------           ----------

Revenue                                                                                 $   407,595           $  128,995

Cost of revenue                                                                             275,696              126,752
                                                                                        -----------          -----------

Gross profit                                                                                131,899                2,243
                                                                                        -----------          -----------

Selling, general and administrative expense                                                  75,827               20,263
Interest expense                                                                              4,305                3,982
Impairment expense                                                                           39,554                    -
                                                                                        -----------          -----------
                                                                                            119,686               24,245
                                                                                        -----------          -----------

Income (loss) before provision for income taxes                                              12,213              (22,002)

Provision for income taxes                                                                        -                    -
                                                                                        -----------           ----------

Net income (loss)                                                                       $    12,213          $   (22,002)
                                                                                        ===========          ===========

Earnings (loss) per share                                                               $    122.13          $   (220.02)

Weighted average shares outstanding                                                             100                  100









The accompanying notes are an integral part of the financial statements.

                          NEW HORIZON CONSULTANT, INC.
                             DBA TROPICAL RECYCLING
                        STATEMENT OF STOCKHOLDERS' EQUITY


                                                   Common  Stock            Additional
                                         --------------------------------    Paid-in         Accumulated
                                               Shares          Amount        Capital           Deficit              Total
                                         ----------------- -------------- --------------- -------------------  ---------------

  Balance, January 1, 1998                             100   $         --  $           --  $               --   $           --

  Sale of common stock                                  --            500              --                  --              500

  Additional capital contribution                       --             --             500                  --              500

  Net loss                                              --             --              --             (22,002)         (22,002)
                                         ----------------- -------------- --------------- -------------------  ---------------

  Balance, December 31, 1998                           100            500             500             (22,002)         (21,002)


  Net income                                            --             --              --              12,213           12,213
                                          ---------------- -------------- --------------- -------------------  ---------------


  Balance, December 31, 1999                           100   $        500 $           500  $           (9,789) $        (8,789)
                                          ================ ============== =============== ===================  ===============












The accompanying notes are integral part of these financial statements.

                          NEW HORIZON CONSULTANT, INC.
                             DBA TROPICAL RECYCLING
                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                       1999            1998
                                                                                    ---------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                                $  12,213       $  (22,002)
   Adjustments to reconcile net income (loss) to
    cash flows from operating activities:
   Depreciation and amortization                                                       20,147           12,592
   Impairment expense                                                                  39,554                -
   Accounts receivable                                                                 (2,030)          (6,359)
   Affiliate loans                                                                    (53,433)          13,880
   Accounts payable                                                                    (5,539)           9,573
   Payroll taxes payable                                                                1,767                -
                                                                                    ---------       ----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                              12,679            7,684
                                                                                    ---------       ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                                       -             (827)
                                                                                    ---------       ----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Sale of common stock                                                                     -            1,000
   Repayments of borrowings                                                           (19,929)         (12,175)
   Cash overdraft                                                                       7,250            4,318
                                                                                    ---------       ----------

NET CASH USED BY FINANCING ACTIVITIES                                                 (12,679)          (6,857)
                                                                                    ---------       ----------

NET INCREASE IN CASH                                                                        -                -

CASH AND CASH EQUIVALENTS - January 1                                                       -                -
                                                                                    ---------       ----------

CASH AND CASH EQUIVALENTS - December 31                                             $       -       $        -
                                                                                    =========       ==========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for interest                                                           $   4,305       $    3,982
   Cash paid for income taxes                                                               -                -



NON-CASH FINANCIAL ACTIVITIES:
   During the year ended December 31, 1998, the Company purchased equipment through the proceeds of a note in the amount of $62,134.




The accompanying notes are an integral part of the financial statements.

                          NEW HORIZON CONSULTANT, INC.
                             DBA TROPICAL RECYCLING
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



   NOTE 1 -         DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT
                    ACCOUNTING POLICIES

                    NATURE OF OPERATIONS
                    New Horizon Consultant, Inc. DBA Tropical Recycling (the "Company") operates a materials recovery facility and transfer station in Miami-Dade County, Florida. The Company was incorporated under the laws of the state of Florida on February 24, 1997 and began operations in January 1998.

                    USE OF ESTIMATES
                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                    CASH AND CASH EQUIVALENTS
                    The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

                    PROPERTY AND EQUIPMENT
                    Property and equipment is stated at cost and are depreciated using the declining balance method over their estimated useful lives, generally five years.

                    Maintenance and repairs are charged to expense as incurred.

                    CONCENTRATION OF CREDIT RISK
                    The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

                    FAIR VALUE OF FINANCIAL INSTRUMENTS
                    The carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates fair value due to the relatively short maturity of these instruments. The carrying value of notes payable approximates fair value as the instruments bear interest at rates currently available to the Company.

                          NEW HORIZON CONSULTANT, INC.
                             DBA TROPICAL RECYCLING
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



 NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                    LONG-LIVED ASSETS
                    Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the assets and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

                    INCOME TAXES
                    The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income and is not allowed a net operating loss carryover or carryback as a deduction. Instead, the stockholders are liable for individual federal income taxes on their respective shares of taxable income or include their respective shares of the Company's net operating loss in their individual income tax returns.

                    EARNINGS PER SHARE
                    The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 1999, the Company has no securities that would effect loss per share if they were to be dilutive.

                    COMPREHENSIVE INCOME
                    SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

                          NEW HORIZON CONSULTANT, INC.
                             DBA TROPICAL RECYCLING
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 2 -            PROPERTY AND EQUIPMENT

                    Property and equipment at December 31 is summarized as follows:



                                                                            1999                1998
                                                                      --------------       -------------
                    Equipment                                         $       62,961       $      62,961
                    Less: Accumulated Depreciation                            32,740              12,592
                                                                      --------------       -------------
                                                                      $       30,221       $      50,369
                                                                      ==============       =============

                    Depreciation expense for the years ended December 31, 1999 and 1998 was $20,147 and $12,592, respectively.

NOTE 3 -            NOTES PAYABLE

                    The Company is obligated under a note payable, the proceeds of which were used to purchase equipment. The note is collateralized by the Company's equipment.

                    Notes payable at December 31, 1999 matures as follows:

                         2000                                $  22,126
                         2001                                    7,904

NOTE 4 -            COMMITMENTS AND CONTINGENCIES

                    The Company occupies office space in facilities owned by a shareholder of the Company, on a month-to-month basis. Rent expense included in the statement of operations for the years ended December 31, 1999 and 1998 is $1,862 and $3,622, respectively.

NOTE 5 -            RELATED PARTY TRANSACTIONS

                    During 1999, the Company recorded an impairment loss on an advance to an affiliated company in the amount of $39,554.

NOTE 6 -            GOING CONCERN ISSUE

                    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has sustained continuing losses from operations and has negative working capital at December 31, 1999. The Company is seeking to obtain additional financing or to be acquired by another entity. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 7 -            SUBSEQUENT EVENTS

                    On January 31, 2000, the Company sold all of its assets and liabilities and ceased operations.

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS OF PEERLESS MIAMI AVENUE, INC.:

We have audited the accompanying balance sheet of PEERLESS MIAMI AVENUE, INC. (A Development Stage Company) as of December 31, 1999 and the related statements of operations, stockholder's equity and cash flows for the period from July 19, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PEERLESS MIAMI AVENUE, INC. as of December 31, 1999 and the results of its operations and its cash flows for the period from July 19, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.


                                        MERDINGER, FRUCHTER ROSEN & CORSO, P.C.
                                        Certified Public Accountants

New York, New York
December 13, 2000

                           PEERLESS MIAMI AVENUE, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                DECEMBER 31, 1999

ASSETS                                                                 $    --
                                                                       =======

LIABILITIES AND STOCKHOLDER'S EQUITY
     Liabilities                                                       $    --
                                                                       -------

STOCKHOLDER'S EQUITY
  Common stock, no par value;
    1,000 shares authorized, issued and outstanding                      1,000

  Deficit accumulated during
    the development stage                                               (1,000)
                                                                       -------
     Total stockholder's equity                                             --
                                                                       -------

     Total liabilities and stockholder's equity                        $    --
                                                                       =======






The accompanying notes are an integral part of these financial statements.

                           PEERLESS MIAMI AVENUE, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
                        FOR THE PERIOD FROM JULY 19, 1999
                        (INCEPTION) TO DECEMBER 31, 1999






Revenue                                                              $    --

General and administrative expenses                                    1,000
                                                                     -------

Loss from operations before provision for income taxes                (1,000)

Provision for income taxes                                                --
                                                                     -------

Net loss                                                             $(1,000)
                                                                     =======

Net loss per share - basic and diluted                               $ (1.00)
                                                                     =======

Weighted average number of common shares
 outstanding                                                           1,000
                                                                     =======




   The accompanying notes are an integral part of these financial statements.

                           PEERLESS MIAMI AVENUE, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDER'S EQUITY
                 JULY 19, 1999 (INCEPTION) TO DECEMBER 31, 1999

                                                                            Deficit
                                                                          Accumulated
                                                        Common Stock      During the
                                                     ------------------   Development
                                                     Shares     Amount       Stage        Total
                                                     ------     ------    -----------    -------
Balance, July 19, 1999                                   --     $   --      $    --      $    --

Issuance of shares for services - July 18, 1999       1,000      1,000           --        1,000

Net loss                                                 --         --       (1,000)      (1,000)
                                                      -----     ------      -------      -------
Balance, December 31, 1999                            1,000     $1,000      $(1,000)     $    --
                                                      =====     ======      =======      =======



   The accompanying notes are an integral part of these financial statements.

                           PEERLESS MIAMI AVENUE, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                 JULY 19, 1999 (INCEPTION) TO DECEMBER 31, 1999



CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                      $(1,000)
     Stock issued for services                                       1,000
                                                                   -------
NET CASH USED IN OPERATING ACTIVITIES                                   --
                                                                   -------


CASH AND CASH EQUIVALENTS - July 19, 1999                               --
                                                                   -------

CASH AND CASH EQUIVALENTS - December 31, 1999                      $    --
                                                                   =======

SUPPLEMENTAL INFORMATION:

         During the initial period July 19 to December 31, 1999, the Company paid no cash for interest or income taxes.



   The accompanying notes are an integral part of these financial statements.

                           PEERLESS MIAMI AVENUE, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Peerless Miami Avenue, Inc. (the "Company") is currently a development-stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") NO. 7. The Company was incorporated under the laws of the state of Florida on July 19, 1999 as Peerless Stock Island, Inc. and changed its name on February 8, 2000.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

         INCOME TAXES

         Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

         EARNINGS PER SHARE

         The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 1999, the Company has no securities that would effect loss per share if they were to be dilutive.

         COMPREHENSIVE INCOME

         SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

                           PEERLESS MIAMI AVENUE, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 2 - INCOME TAXES

         The components of the provision for income taxes for the period from July 19, 1999 (inception) to December 31, 1999 are as follows:

         Current Tax Expense
             U.S. Federal                                    $          --
             State and Local                                            --
                                                             -------------
         Total Current                                                  --
                                                             -------------

         Deferred Tax Expense
             U.S. Federal                                               --
             State and Local                                            --
                                                             -------------
         Total Deferred                                                 --
                                                             -------------

         Total Tax Provision (Benefit) from
          Continuing Operations                              $         --
                                                             ============

         The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

         Federal Income Tax Rate                                      34.0 %
         Effect of Valuation Allowance                               (34.0)%
                                                             -------------
         Effective Income Tax Rate                                     0.0 %
                                                             =============

         At December 31, 1999, the Company had net carryforward losses of $1,000. Because of the current uncertainty of realizing the benefits of the tax carryforward, a valuation allowance equal to the tax benefits for deferred taxes has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

         Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 1999 are as follows:

         Deferred Tax Assets
            Loss Carryforwards                                 $       340

            Less:  Valuation Allowance                                (340)
                                                               -----------
            Net Deferred Tax Assets                            $        --
                                                               ===========

         Net operating loss carryforwards expire in 2020.

                           PEERLESS MIAMI AVENUE, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 3 - COMMON STOCK

         On July 19, 1999, the Company issued 1,000 shares of common stock for services valued at $1,000.

NOTE 4 - SUBSEQUENT EVENTS

         On May 17, 2000, the Company entered into an agreement to acquire a parcel of real property and improvements therein for the price of $1,000,000. This purchase has not closed.

         On September 26, 2000, the Company entered into an agreement to sell all of its assets and liabilities. Assets consist solely of the purchase agreement described above, which will be assigned to the acquiror.

                   STAR SERVICES GROUP, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

The following pro forma condensed consolidated financial statements have been prepared to give effect to the acquisition of Peerless Big Apple, Inc. (Big Apple) and Peerless Dade, Inc. (Dade), and New Horizon Consultant, Inc. DBA Tropical Recycling (Tropical), as if the transactions had taken place at September 30, 2000 for the pro forma condensed consolidated balance sheet, and to give effect to the acquisitions of Peerless Big Apple, Inc. (Big Apple), Peerless Dade, Inc. (Dade), New Horizon Consultant, Inc. DBA Tropical Recycling (Tropical), as if the transactions had taken place at January 1, 1999 for the pro forma condensed consolidated statements of operations for the year ended December 31, 1999 and as of January 1, 2000 for the nine-month period ended September 30, 2000. The historical statement of operations of Peerless Big Apple, Inc. (Big Apple) for the nine-month period ended September 30, 2000, includes the operations of New Horizon Consultant, Inc. DBA Tropical Recycling (Tropical) since their operations were combined effective January 1, 2000.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Star Services Group, Inc. and subsidiaries and of Big Apple, Dade and Tropical.

                   STAR SERVICES GROUP, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


                               SEPTEMBER 30, 2000





                                                Historical
                                                Financial
                                                Statements                    Pro Forma Adjustments
                                               ------------      ------------------------------------------------    Pro Forma
                                                   Star          Big Apple (A)      Dade (A)         Tropical (A)   Consolidated
                                               ------------      ------------     ------------       -----------    ------------
                                                                            ASSETS
Current assets:
  Cash                                         $    251,414      $         --     $         --        $      --     $    251,414
  Accounts receivable                             2,635,826                --               --               --        2,635,826
  Prepaid expenses                                  649,830                --               --               --          649,830
  Deferred income taxes                             288,785                --               --               --          288,785
                                               ------------      ------------     ------------       ----------     ------------

    Total current assets                          3,825,855                --               --               --        3,825,855
                                               ------------      ------------     ------------       ----------     ------------

Property and equipment, net                      13,659,743           550,000          630,850               --       14,840,593
                                               ------------      ------------     ------------       ----------     ------------
Other assets:
  Deferred charges                                   93,455                --               --               --           93,455
  Goodwill and other intangibles                    789,961         4,692,375          112,500          878,125        6,472,961
  Covenant not-to-compete                                --           500,000          200,000          200,000          900,000
                                               ------------      ------------     ------------       ----------     ------------

    Total other assets                              883,416         5,192,375          312,500        1,078,125        7,466,416
                                               ------------      ------------     ------------       ----------     ------------

    Total assets                               $ 18,369,014      $  5,742,375     $    943,350        1,078,125     $ 26,132,864
                                               ============      ============     ============       ==========     ============

                                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of long-term debt         $  1,818,090      $         --     $         --               --     $  1,818,090
  Accounts payable                                1,898,378                --               --               --        1,898,378
  Accrued expenses                                  839,350                --               --               --          839,350
                                               ------------      ------------     ------------       ----------     ------------

    Total current liabilities                     4,555,818                --               --               --        4,555,818
                                               ------------      ------------     ------------       ----------     ------------

Long-term debt, net of current portion            8,587,300         2,133,000          630,850               --       11,351,150
                                               ------------      ------------     ------------       ----------     ------------

    Total liabilities                            13,143,118         2,133,000          630,850               --       15,906,968
                                               ------------      ------------     ------------       ----------     ------------

Stockholders' equity:
  Common Stock                                       81,630         3,609,375          312,500        1,078,125        5,081,630
  Additional paid-in-capital                      5,746,479                --               --               --        5,746,479
  Retained earnings                                (602,213)               --               --               --         (602,213)
                                               ------------      ------------     ------------       ----------     ------------

    Total stockholders' equity                    5,225,896         3,609,375          312,500        1,078,125       10,225,896
                                               ------------      ------------     ------------       ----------     ------------
    Total liabilities and stockholders'
      equity                                   $ 18,369,014      $  5,742,375     $    943,350       $1,078,125     $ 26,132,864
                                               ============      ============     ============       ==========     ============




       See notes to pro forma condensed consolidated financial statements

                   STAR SERVICES GROUP, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                   Nine-month Period Ended September 30, 2000


                                                     Historical Financial Statements
                                           ------------------------------------------------      Pro Forma         Pro Forma
                                               Star          Big Apple          Dade            Adjustments      Consolidated
                                          ------------     ------------     ------------        ------------     ------------
Revenues                                  $ 16,604,876     $  1,719,764     $  4,357,000 (B)    $   (527,901)    $ 22,153,739

Direct costs                                11,573,091        1,460,274        5,003,746 (B)      (1,966,289)      16,070,822
                                          ------------     ------------     ------------        ------------     ------------

Gross profit                                 5,031,785          259,490         (646,746)          1,438,388        6,082,917

Selling and administrative expenses          4,262,447          438,080          669,451 (B,D,F)     445,387        5,815,365
                                          ------------     ------------     ------------        ------------     ------------

Income from operations                         769,338         (178,590)      (1,316,197)            993,001          267,552

Other income (expense)
  Interest expense                            (447,967)        (108,808)      (1,806,798)(B)       1,686,659         (676,914)
  Interest income                               19,798              430          210,022 (B)        (209,397)          20,853
  Costs related to closure of facilities      (609,122)               0                0                   0         (609,122)
  Other income (expenses)                            0            8,628           18,933                   0           27,561
                                          ------------     ------------     ------------        ------------     ------------

    Total other income (expense)            (1,037,291)         (99,750)      (1,577,843)          1,477,262       (1,237,622)

Income (loss) before income taxes             (267,953)        (278,340)      (2,894,040)          2,470,263         (970,070)

Income taxes benefit (expense)                  87,935                0                0 (H)         227,677          315,612
                                          ------------     ------------     ------------        ------------     ------------

Net income (loss)                         $   (180,018)    $   (278,340)    $ (2,894,040)       $  2,697,940     $   (654,458)
                                          ============     ============     ============        ============     ============

Earnings (loss) per share                 $      (0.02)                                                          $      (0.07)
                                          ============                                                           ============

Weighted average shares outstanding          8,144,268                                                              9,739,268
                                          ============                                                           ============



       See notes to pro forma condensed consolidated financial statements

                   STAR SERVICES GROUP, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                          Year ended December 31, 1999


                                                  Historical Financial Statements
                                     ---------------------------------------------------------            Pro Forma     Pro Forma
                                         Star         Big Apple        Dade         Tropical             Adjustments   Consolidated
                                     ------------   ------------   ------------   ------------          ------------   ------------
Revenues                             $ 12,914,295   $  1,707,554   $  7,021,653   $    407,595 (C)      $   (649,697)  $ 21,401,400

Direct costs                           10,128,535      1,379,077      6,115,764        275,696 (C)          (884,376)    17,014,696
                                     ------------   ------------   ------------   ------------          ------------   ------------

Gross profit                            2,785,760        328,477        905,889        131,899               234,679      4,386,704

Selling and administrative expenses     3,156,981        337,280     12,019,150         76,827 (C,E,G)   (10,028,564)     5,561,674
                                     ------------   ------------   ------------   ------------          ------------   ------------

Income from operations                   (371,221)        (8,803)   (11,113,261)        55,072            10,263,243     (1,174,970)

Other income (expense)
  Interest expense                       (259,219)       (28,289)    (2,687,584)        (4,305)(C)         2,110,102       (869,295)
  Interest income                          73,294        398,626                             0 (C)          (368,690)       103,230
  Other income (expenses)                       0                        46,014        (39,554)                    0          6,460
                                     ------------   ------------   ------------   ------------          ------------   ------------

    Total other income (expense)         (185,925)       (28,289)    (2,242,944)       (43,859)            1,741,412       (759,605)

Income (loss) before income taxes        (557,146)       (37,092)   (13,356,205)        11,213            12,004,655     (1,934,575)

Income taxes benefit (expense)            195,001                                              (H)           440,777        635,778
                                     ------------   ------------   ------------   ------------          ------------   ------------

Net income (loss)                    $   (362,145)  $    (37,092)  $(13,356,205)  $     11,213          $ 12,445,432   $ (1,298,797)
                                     ============   ============   ============   ============          ============   ============

Earnings (loss) per share            $      (0.05)                                                                     $      (0.15)
                                     ============                                                                      ============

Weighted average shares outstanding     7,012,500                                                                         8,607,500
                                     ============                                                                      ============




       See notes to pro forma condensed consolidated financial statements

                   STAR SERVICES GROUP, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of September 30, 2000 and the pro forma condensed consolidated statements of income for the nine-month period ended September 30, 2000 and for the year ended December 31, 1999.

         The pro forma condensed consolidated statements of income for the nine month period ended September 30, 2000 reflects the fact that the operations for Tropical were consolidated into Big Apple as of January 1, 2000. The pro forma adjustments for Tropical and Big Apple were recorded for the combined amounts, into Big Apple.

A) Reflects the acquisition of specific assets of Big Apple, Dade and Tropical, consisting of property and equipment, goodwill and other intangibles, and covenants not-to-compete, as a result of the issuance of 1,595,000 shares of common stock at $3.125 per share and the assumption of $2,663,850 of debt, or $7,763,850.





                                                                         Big Apple          Dade       Tropical
                                                                        ----------        --------     ----------
         Property and equipment, net                                       550,000         630,850             --
         Goodwill and other intangibles                                  4,692,375         112,500        878,125
         Covenant not-to-compete                                           500,000         200,000        200,000
                  Long-term debt, net of current portion                (2,133,000)       (630,850)            --
                  Common Stock                                          (3,609,375)       (312,500)    (1,078,125)


B) Reflects the removal of the Land Fill Operations from Dade that were not acquired as part of the acquisition of the Peerless Group for the nine months ended September 30, 2000.



                                                                   DR                 CR
                                                               ---------           ---------
         Revenues                                                527,901
         Direct Costs                                                              1,966,289
         Selling and administrative expenses                                         225,466
         Interest expense                                                          1,686,659
         Interest income                                         209,397
         Excess of Landfill expenses over Landfill revenues    3,141,116


C) Reflects the removal of the Land Fill Operations from Dade that were not acquired as part of the acquisition of the Peerless Group for the twelve months ended December 31, 1999.


                                                                              DR              CR
                                                                           ----------      -----------
         Revenues                                                             649,697
         Direct Costs                                                                         884,376
         Selling and administrative expenses
              (including amortization and impairment of intangibles)                       10,923,035
         Interest expense                                                                   2,110,102
         Interest income                                                      368,690
         Excess of Landfill expenses over Landfill revenues                12,899,126


                   STAR SERVICES GROUP, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


D) Reflects the amortization of Goodwill and the Covenant not-to compete for the nine months ended September 30, 2000


                                                                           Big Apple         Dade          Tropical         Total
                                                                           ---------         ----          --------         -----
         Selling and administrative expenses                                470,287          23,438              0         493,725
                     Accumulated amortization                              (470,287)        (23,438)             0        (493,725)



E) Reflects the amortization of Goodwill and the Covenant not-to compete for the year ended December 31, 1999


                                                                           Big Apple         Dade          Tropical         Total
                                                                           ---------         ----          --------         -----
         Selling and administrative expenses                                519,238          31,250        107,813         658,301
                     Accumulated amortization                              (519,238)        (31,250)      (107,813)       (658,301)


F) Reflects the depreciation of the net property and equipment for the nine months ended September 30, 2000


                                                                           Big Apple         Dade          Tropical         Total
                                                                           ---------         ----          --------         -----
         Selling and administrative expenses                                 82,500          94,628              0         177,128
                     Property and equipment, net                            (82,500)        (94,628)             0        (177,128)


G) Reflects the depreciation of the net property and equipment for the twelve months ended December 31, 1999


                                                                           Big Apple         Dade          Tropical         Total
                                                                           ---------         ----          --------         -----
         Selling and administrative expenses                                110,000         126,170              0         236,170
                     Property and equipment, net                           (110,000)       (126,170)             0        (236,170)


H) Reflects the income tax benefit, at the company's effective tax rate, of the pro forma adjustments to income (loss) before income taxes.


                                                                           Nine Months Ended             Twelve Months Ended
                                                                           September 30, 2000              December 31, 1999
                                                                           ------------------              -----------------

         Income tax benefit at a rate of 32%                                     227,677                        440,777


